EXHIBIT 10.6

                                  Estancia LLC
                                18 Highland Creek
                             Henderson, Nevada 89052

                                December 31, 2002

Twin Lakes, Inc.
1700 W. Horizon Ridge Parkway
Henderson, Nevada 89012

TO WHOM IT MAY CONCERN:

Reference is hereby made to those certain promissory notes dated August 23, 2000, September 7, 2000, February 21, 2001, August 31, 2002 and October 31, 2002
in the aggregate amount of $20,500 made by Twin Lakes, Inc. and held by Estancia LLC, which are due and payable on the date hereof.

Estancia hereby extends the date upon which said promissory note shall be due and payable, to on or before October 31, 2004, unless a business combination is completed earlier and the target business repays the notes.

Very truly yours,

ESTANCIA LLC


                                    By: /s/ Johnny R. Thomas
                                        -------------------------------
                                        Johnny R. Thomas
                                        Manager